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                              REAL ESTATE MORTGAGE
                                To Secure a Loan
                    From CITIZENS NATIONAL BANK OF FORT SCOTT
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1.    DATE AND  PARTIES.  The date of this Real  Estate  Mortgage  (Mortgage) is
      February 3, 1997 and the parties and their mailing addresses are the following

           MORTGAGOR:
           AFI MORTGAGE CORP. F/K/A CONTINENTAL MORTGAGE a NEBRASKA corporation
           5425 MARTINDALE
           SHAWNEE, KS 66203

           BANK:
           CITIZENS NATIONAL BANK OF FORT SCOTT
           a national banking association
           200 South Main
           P.O. Bxo 899
           Fort Scott, Kansas 66701
           Tax I.D. # 48-0168914
                (as Mortgagee)

2. MAXIMUM OBLIGATION LIMIT. The total principal amount of the Obligations secured by this Mortgage at any one time shall not exceed $739,031.00. This limitation of amount does not include interest and other fees and charges validly made pursuant to this Mortgage. Also, this limitation does not apply to advances made under the terms of this Mortgage to protect Bank's security and to perform any of the covenants contained in this Mortgage. This limit is for the purposes set forth in K.S.A. 79-3012 and 58-2336.

3. OBLIGATIONS DEFINED. The Term "Obligations" is defined as and includes the following:

          A. A promissory note, NO. 12558, (Note) dated February 3, 1997, with a maturity date of March 28, 1998, and executed by ADVANCED FINANCIAL, INC. and AFI MORTGAGE CORP. F/K/A CONTINENTAL MORTGAGE (Borrower) payable to the order of Bank, which evidences a loan
               (Loan) to Borrower in the amount of $739,031.00, plus interest, and all extensions, renewals, modifications or substitutions thereof.

          B. All future advances by Bank to Borrower, to Mortgagor, to any one of them or to any one of them and others (and all other obligations referred to in the subparagraph(s) below, whether or not this Mortgage is specifically referred to in the evidence of indebtedness with regard to such future and additional indebtedness and whether or not such future advances are incurred for any purpose that was related or unrelated to the purpose of the Obligations).

          C. All additional sums advanced, and expenses incurred, by Bank for the purpose of insuring, preserving or otherwise protecting the Property (as herein defined) and its value, and any other sums advanced, and expenses incurred by Bank pursuant to this Mortgage, plus interest at the same rate provided for in the Note computed on a simple interest method.

          D. All other obligations, now existing or hereafter arising, by Borrower owing to Bank to the extent the taking of the Property (as herein defined) as security therefor is not prohibited by law, including but not limited to liabilities for overdrafts, all advances made by Bank on Borrower's, and/or Mortgagor's, behalf as authorized by this Mortgage and liabilities as guarantor, endorser or surety, of Borrower to Bank, due or to become due, direct or indirect, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several.

          E. Borrower's performance of the terms in the Note or Loan, Mortgagor's performance of any terms in this Mortgage, and Borrower's and Mortgagor's performance of any terms in any deed of trust, any trust deed, any trust indenture, any other mortgage, any deed to secure debt, any security agreement, any assignment, any construction loan agreement, any loan agreement, any assignment of beneficial interest, any guaranty agreement or any other agreement which secures, guaranties o otherwise relates to the Note or Loan.

      However, this Mortgage will not secure another debt:

           A. if bank fails to make any disclosure of the existence of this Mortgage required by law for such other debt.

4. CONVEYANCE. In consideration of the Loan and Obligations, and to secure the Obligations (which includes the Note according to its specific terms and the obligations in this Mortgage), Mortgagor hereby bargains, grants, mortgages, sells, conveys and warrants to Bank, as Mortgagee, the following described property (Property) situated in JOHNSON County, KANSAS, to-wit:

           LOT 1, BLOCK 2,  MILLWOOD  BUSINESS  PARK FIRST
           PLAT,  A  SUBDIVISION  IN THE CITY OF  SHAWNEE,
           JOHNSON COUNTY, KANSAS.

           The Property may be commonly referred to as 5425 MARTINDALE, SHAWNEE, KANSAS 66203 such property not constituting the homestead of Borrower, together with all buildings, improvements, fixtures and equipment now or hereafter attached to the Property, including, but not limited to, all heating, air conditioning, ventilation, plumbing, cooling, electrical and lighting fixtures and equipment; all landscaping; all exterior and interior improvements; all easements, issues, rights, appurtenances, rents, royalties, oil and gas rights, privileges, proceeds, profits, other minerals, water, water rights, and water stock, crops, grass and timber at any time growing upon said land, including replacements and additions thereto, all of which shall be deemed to be and remain a part of the Property. All of the foregoing Property shall be collectively hereinafter referred to as the Property. To have and to hold the Property, together with the rights, privileges and appurtenances thereto belonging, unto Bank forever to secure the Obligations. Mortgagor does hereby warrant and defend the Property unto Bank forever, against any claim or claims, of all persons claiming or to claim the Property or any part thereof.

5. LIENS AND ENCUMBRANCES. Mortgagor warrants and represents that the Property Is free and clear of all lions and encumbrances whatsoever. Mortgagor agrees to pay all claims when due that might result, if unpaid, in the foreclosure, execution or imposition of any lien, claim or encumbrance on or against the Property or any part thereof. Mortgagor may in good faith contest any such lien, claim or encumbrance by posting any bond in an amount necessary to prevent such claim from becoming a lien, claim or encumbrance or to prevent its foreclosure or execution.

6. WARRANTY OF TITLE. Mortgagor agrees to forever warrant and defend the title to the Property and represents and warrants that Mortgagor is the fee simple owner of the Property, that it is authorized to convey the Property and that it will forever defend the title against all claims.

7. CORPORATE WARRANTIES AND REPRESENTATIONS. If Mortgagor is a corporation, Mortgagor makes to Bank the following warranties and representations which shall be continuing so long as the Obligations remain outstanding:

          A. Mortgagor Is a corporation which is duly organized and validly existing in Mortgagor's-state of incorporation as represented in the DATE AND PARTIES paragraph above; Mortgagor is in good standing under the laws of all states in which Mortgagor transacts business; Mortgagor has the corporate power and authority to own the Property and to carry on its business as now being conducted; Mortgagor is qualified to do business in every jurisdiction in which the nature of its business or its property makes such qualification necessary; and Mortgagor is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

          B. The execution, delivery and performance of this Mortgage by Mortgagor and the borrowing evidenced by the Note: (1) are within the corporate powers of Mortgagor; (2) have been duly authorized by all requisite corporate action; (3) have received all necessary governmental approval; (4) will not violate any provision of law, any order of any court or other agency of government or Mortgagor's Articles of Incorporation or Bylaws; and (5) will not violate any provision of any indenture, agreement or other instrument to which Mortgagor is a party or to which Mortgagor is or any of Mortgagor's property is subject, Including but not limited to any provision prohibiting the creation or Imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Mortgagor's property or assets. The Note and this Mortgage when executed and delivered by Mortgagor will constitute the legal, valid and binding obligations of Mortgagor, and of the other obligors named therein, if any, In accordance with their respective terms.

          C. All other Information, reports, papers and data given to Bank with respect to Mortgagor or to others obligated under the terms of this Mortgage are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter.

          D. Mortgagor has not changed its name within the last six years, unless otherwise disclosed in writing; other than the trade names or fictitious names actually disclosed to Bank prior to execution of this Mortgage, Mortgagor uses no other names; and until the Obligations shall have been paid in full, Mortgagor hereby covenants and agrees to preserve and keep in full force and effect its existing name, corporate existence, rights, franchises and trade names, and to continue the operation of Its business in the ordinary course.

8. ASSIGNMENT OF LEASES AND RENTS. Mortgagor grants, bargains, mortgages, sells, conveys, warrants, assigns and transfers as additional security all the right, title and interest in and to any and all:

          A. Existing or future leases, subleases, licenses, guaranties and any other written or verbal agreements for the use and occupancy of any portion of the Property, including any extensions, renewals, modifications or substitutions of such agreements (all referred to as "Leases").

          B. Rents, issues and profits (all referred to as "Rents"), including but not limited to security deposits, minimum rent, percentage rent, additional rent, common area maintenance charges, parking charges, real estate taxes, other applicable taxes, insurance premium contributions, liquidated damages following default, cancellation premiums, loss of rents, insurance, guest receipts, revenues, royalties, proceeds, bonuses, accounts, contract rights, general intangibles, and all rights and claims which Mortgagor may have that in any way pertain to or are on account of the use or occupancy of the whole or any part of the Property.

      In the event any item listed as Leases or Rents is determined to be personal property, this Mortgage will also be regarded as a security agreement.

      Mortgagor will promptly provide Bank with true and correct copies of all existing and future Leases. Mortgagor may collect, receive, enjoy and use the Rents so long as Mortgagor is not in default. Except for one lease period's rent, Mortgagor will not collect in advance any Rents due in future lease periods, unless Mortgagor first obtains Bank's written consent. Upon default, Mortgagor will receive any Rents in trust for Bank and Mortgagor will not commingle the Rents with any other funds. Any amounts collected shall be applied at Bank's discretion first to costs of managing, protecting and preserving the Property, and to any other necessary related expenses including Bank's court costs. Any remaining amounts shall be applied to reduce the Obligations.

      Mortgagor agrees that this assignment is immediately effective between the parties to this Mortgage and effective as to third parties on the recording of this Mortgage. Mortgagor agrees that Bank is entitled to notify Mortgagor or Mortgagor's tenants to make payments of Rents due or to become due directly to Bank after such recording, however Bank agrees not to notify Mortgagor's tenants until Mortgagor defaults and Bank notifies Mortgagor of the default and demands that Mortgagor and Mortgagor's tenants pay all Rents due or to become due directly to Bank. On receiving the notice of default, Mortgagor will endorse and deliver to Bank any payments of Rents. If Mortgagor becomes subject to a voluntary or involuntary bankruptcy, then Mortgagor agrees that Bank is entitled to receive relief from the automatic stay in bankruptcy for the purpose of enforcing this assignment under state and federal law and within Mortgagor's bankruptcy proceedings.

      Mortgagor warrants that no default exists under the Leases or any applicable landlord law. Mortgagor also warrants and agrees to maintain, and to require the tenants to comply with, the Leases and any applicable law. Mortgagor will promptly notify Bank of any noncompliance. If Mortgagor neglects or refuses to enforce compliance with the terms of the Leases, then Bank may opt to enforce compliance to the extent that the law permits. Mortgagor will obtain Bank's written authorization before Mortgagor consents to sublet, modify, cancel, or otherwise alter the Leases, to accept the surrender of the Property covered by such Leases (unless the Leases so requite), or to assign, compromise or encumber the Leases or any future Rents. Mortgagor will hold Bank harmless and indemnify Bank for any and all liability, loss or damage that Bank may incur as a consequence of the assignment under this paragraph.

9. EVENTS OF DEFAULT. Mortgagor shall be In default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

          A. Failure by any party obligated on the Obligations to make payment when due; or

          B. A default or breach by Borrower, Mortgagor or any co-signer, endorser, surety, or guarantor under any of the terms of this Mortgage, the Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or Instrument evidencing, guarantying, securing or otherwise relating to the Obligations; or

          C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect In any material respect by or on behalf of Mortgagor, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or

          D. Failure to obtain or maintain the insurance coverages required by Bank, or Insurance as is customary and proper for the Property (as herein defined); or

          E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or Involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state
               Insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Mortgagor, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or

          F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Property (as herein defined) is impaired; or

          G.   Failure  to  pay  or  provide   proof  of  payment  of  any  tax,
               assessment, rent, insurance premium, escrow or escrow deficiency on or before Its due date; or

          H. A material adverse change in Mortgagor's business, including ownership, management, and financial conditions, which in

               Bank's  opinion,   impairs  the  Property  or  repayment  of  the
               Obligations; or

          I. A transfer of a substantial part of Mortgagor's money or property; or

          J. If all or any part of the Properly or any interest therein is sold, leased or transferred by Mortgagor except as permitted in the paragraph below entitled "DUE ON SALE OR ENCUMBRANCE'.

10. REMEDIES ON DEFAULT. At the option of Bank, all or any part of the principal of, and accrued Interest on, the Obligations shall become Immediately due and payable without notice or demand upon the occurrence of an Event of Default or at any time thereafter. In addition, upon the occurrence of any Event of Default, Bank, at its option, may Immediately commence foreclosure proceedings and may immediately invoke any or all other remedies provided in the Note, this Mortgage or related documents. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly slated in this Mortgage. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again.

11. DUE ON SALE OR ENCUMBRANCE. Bank may, at Bank's option, declare the entire balance with all accrued interest on the Obligations to be immediately due and payable upon the contract for, or creation of, any lien, encumbrance, transfer or sale of the Property, or any portion thereof, by Mortgagor. Lapse of time or the acceptance of payments by Bank after such creation of any lien, encumbrance, transfer or sale, or contract for any of the foregoing, shall not be deemed a waiver or estoppel of Bank's right to accelerate the Obligations. If Bank exercises such option to accelerate, Bank shall mail, by certified mail or otherwise, Mortgagor notice of acceleration to the address of Mortgagor shown on Bank's records; the notice shall provide for a period of not less then 30 days from the date the notice is mailed within which Mortgagor shall pay the sums declared due. If Mortgagor fails to pay such sums prior to the expiration of such period, Bank may, without further notice or demand on Mortgagor, invoke any remedies permitted on Default. This covenant shall run with the Property and shall remain in effect until the Obligations and this Mortgage are fully paid.

      In the preceding paragraph, the phrase "transfer or sale" includes the conveyance of any right, title or interest in the Property, whether voluntary or involuntary, by outright sale, deed, installment contract sale, land contract, contract for deed, leasehold interest with a term greater than three years, lease-option contract or any other method of conveyance of the Property interests; the term "interest" includes, whether legal or equitable, any right, title, interest, lien, claim, encumbrance or proprietary right, choate or inchoate, any of which is superior to the lien created by this Mortgage.

12. POSSESSION ON FORECLOSURE. If an action Is brought to foreclose this Mortgage for all or any part of the Obligations, Mortgagor agrees that the Bank shall be entitled to Immediate possession as Mortgagee In Possession of the Property; or the court may appoint, and Mortgagor hereby consents to such appointment, without notice, a receiver to take possession of the Property and to collect and receive rents and profits arising therefrom. Any amounts so collected shall be used to pay taxes on, provide Insurance for, pay costs of needed repairs and for any other expenses relating to the Property or the foreclosure proceedings, sale expenses or as authorized by the court. Any sum remaining after such payments will be applied to the Obligations.

13. PROPERTY OBLIGATIONS. Mortgagor shall promptly pay all taxes, assessments, levies, water rents, other rents, insurance premiums and all amounts due on any encumbrances, if any, as they become due. Mortgagor shall provide written proof to Bank of such payment(s).

14. INSURANCE. Mortgagor shall insure and keep insured the Properly against loss by fire, and other hazard, casualty and loss, with extended coverage including but not limited to the replacement value of all improvements, with an insurance company acceptable to Bank and in an amount acceptable to Bank. Such insurance shall contain the standard "Mortgagee Clause" and where applicable, "Loss Payee Clause" which shall name and endorse Bank as mortgagee and loss payee. Such insurance shall also contain a provision under which the insurer shall give Bank at least 30 days notice before the cancellation, termination or material change in coverage.

     If an insurer elects to pay a fire or other hazard loss or damage claim rather than to repair, rebuild or replace the Property lost or damaged, Bank shall have the option to apply such insurance proceeds upon the Obligations secured by this Mortgage or to have said Property repaired or rebuilt. Mortgagor shall deliver or cause to deliver evidence of such coverage and copies of all notices and renewals relating thereto. Bank shall be entitled to pursue any claim under the Insurance if Mortgagor falls to promptly do so.

     Mortgagor shall pay the premiums required to maintain such insurance in effect until such time as the requirement for such insurance terminates. In the event Mortgagor fails to pay such premiums, Bank may, at its option, pay such premiums. Any such payment by Bank shall be repayable upon demand of Bank or it no demand is made, in accordance with the paragraph below titled "BANK MAY PAY".

15. WASTE. Mortgagor shall not alienate or encumber the Property to the prejudice of Bank, or commit, permit or suffer any waste, impairment or deterioration of the Property, and regardless of natural depreciation, shall keep the Property and all its improvements at all times in good condition and repair. Mortgagor shall comply with and not violate any and all laws and regulations regarding the use, ownership and occupancy of the Property. Mortgagor shall perform and abide by all obligations and restrictions under any declarations, covenants and other documents governing the use, ownership and occupancy of the Property.

16.  CONDITION OF PROPERTY. As to the Property, Mortgagor shall:

          A. keep all buildings occupied and keep all buildings, structures and Improvements in good repair.

          B. retrain from the commission or allowance of any acts of waste or impairment of the value of the Property or Improvements thereon.

          C.   not cut or remove,  or permit to be cut or  removed,  any wood or
               timber  from  the  Property,   which  cutting  or  removal  would
               adversely affect the value of the Property.

          D. prevent the spread of noxious or damaging weeds, preserve and prevent the erosion of the soil and continuously practice approved methods of farming on the Property If used for agricultural purposes.

17.  ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.

          A.   As used in this paragraph:

               (1) "Environmental Law" means, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA", 42 U.S.C. 9601 et seq.), all federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a Hazardous Substance (as defined herein).

               (2) "Hazardous Substance" means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or the environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste" or "hazardous substance" under any Environmental Law.

          B.   Mortgagor represents, warrants and agrees that:

               (1) Except as previously disclosed and acknowledged in writing to Bank, no Hazardous Substance has been, is or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property except in the ordinary course of business and in strict compliance with all applicable Environmental Law.

               (2) Except as previously disclosed and acknowledged in writing to Bank, Mortgagor has not and shall not cause, contribute to or permit the release of any Hazardous Substance on the Property.

               (3) Mortgagor shall Immediately notify Bank if: (a) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (b) there is a violation of any Environmental Law concerning the Property. In such an event, Mortgagor shall take all necessary remedial action in accordance with any Environmental Law.

               (4) Except as previously disclosed and acknowledged in writing to Bank, Mortgagor has no knowledge of or reason to believe there is any pending or threatened investigation, claim, or proceeding of any kind relating to (a) any Hazardous Substance located on, under or about the Property or (b) any violation by Mortgagor or any tenant of any Environmental Law. Mortgagor shall Immediately notify Bank in writing as soon as Mortgagor has reason to believe there is any such pending or threatened investigation, claim, or proceeding.
                    In such an event, Bank has the right, but not the obligation, to participate in any such proceeding including the right to receive copies of any documents relating to such proceedings.

               (5) Except as previously disclosed and acknowledged in writing to Bank, Mortgagor and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.

               (6) Except as previously disclosed and acknowledged in writing to Bank, there are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well shall be added unless Bank first agrees in writing.

               (7) Mortgagor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.

               (8) Mortgagor will permit, or cause any tenant to permit, Bank or Bank's agent to enter and inspect the Property and review all records at any reasonable time to determine: (a) the existence, location and nature of any Hazardous Substance on, under or about the Property; (b) the existence, location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; (c) whether or not Mortgagor and any tenant are in compliance with any applicable Environmental Law.

               (9) Upon Bank's request, Mortgagor agrees, at Mortgagor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Bank. The choice of the environmental engineer who will perform such audit Is subject to the approval of Bank.

               (10) Bank has the right,  but not the obligation,  to perform any
                    of   Mortgagor's   obligations   under  this   paragraph  at
                    Mortgagor's expense.

               (11) As a  consequence  of  any  breach  of  any  representation, warranty or promise made in this paragraph, (a) Mortgagor will indemnify and hold Bank and Bank's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, including without limitation all costs of litigation and reasonable attorneys' fees to the extent not prohibited by law, which Bank and Bank's successors or assigns may sustain; and (b) at Bank's discretion, Bank may release this Mortgage and in return Mortgagor will provide Bank with collateral of at least equal value to the Property secured by this Mortgage without prejudice to any of Bank's rights under this Mortgage.

               (12) Notwithstanding  any  of  the  language  contained  in  this
                    Mortgage to the contrary, the terms of this paragraph shall survive any foreclosure or satisfaction of any deed of trust, mortgage or any obligation regardless of any passage of title to Bank or any disposition by Bank of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

18. INSPECTION BY BANK. Bank or its agents may make or cause to be made reasonable entries upon the Property and inspect the Property provided that Bank shall make reasonable efforts to give Mortgagor prior notice of any such inspection.

19. PROTECTION OF BANK'S SECURITY. If Mortgagor fails to perform any covenant, obligation or agreement contained in the Note, this Mortgage or any loan documents or if any action or proceeding is commenced which materially affects Bank's interest in the Property, including, but not limited to, foreclosure, eminent domain, insolvency, housing or Environmental Law or law enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Bank, at Bank's sole option, may make such appearances, disburse such sums, and take such action as is necessary to protect Bank's Interest. Mortgagor hereby assigns to Bank any right Mortgagor may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance. Without Bank's prior written consent, Mortgagor will not partition or subdivide the Property,

20. COLLECTION COSTS. In the event of default and to the extent not prohibited by law, Mortgagor agrees to pay reasonable costs incurred to collect this debt or realize on the security. This includes without limitation, collection agency fees or attorneys' fees, but not both, and other legal costs and expenses incurred by Bank in exercising any remedy under this Loan or under the law. Any such fees and expenses shall be added to the principal amount of the Obligations and shall accrue interest at the same rate as the Obligations and shall be secured by the Collateral and Property.

21. CONDEMNATION. In the event all or any part of the Property (including but not limited to any easement therein) is sought to be taken by private taking or by virtue of the law of eminent domain, Mortgagor will promptly give written notice to Bank of the institution of such proceedings. Mortgagor further agrees to notify Bank of any attempt to purchase or appropriate the Property or any easement therein, by any public authority or by any other person or corporation claiming or having the right of eminent domain or appropriation. Mortgagor further agrees and directs that all condemnation proceeds or purchase money which may be agreed upon or which may be found to be due shall be paid to Bank as a prepayment under the Note. Mortgagor also agrees to notify the Bank of any proceedings instituted for the establishment of any sewer, water, conservation, ditch, drainage, or other district relating to or binding upon the Property or any part thereof. All awards payable for the taking of title to, or possession of, or damage to all or any portion of the Property by reason of any private taking, condemnation, eminent domain, change of grade, or other proceeding shall, at the option of Bank, be paid to Bank. Such awards or compensation are hereby assigned to Bank, and judgment therefor shall be entered in favor of Bank.

     When paid, such awards shall be used, at Bank's option, toward the payment of the Obligations or payment of taxes, assessments, repairs or other items provided for in this Mortgage, whether due or not, all in such order and manner as Bank may determine. Such application or release shall not cure or waive any default. In the event Bank deems it necessary to appear or answer in any condemnation action, hearing or proceeding, Mortgagor shall hold Bank harmless from and pay all legal expenses, including but not limited to reasonable attorneys' fees to the extent not prohibited by law, court costs and other expenses.

22. OTHER PROCEEDINGS. If any action or proceeding is commenced to which Bank is made or chooses to become a party by reason of the execution of the Note, this Mortgage, any loan documents or the existence of any Obligations or in which Bank deems it necessary to appear or answer in order to protect its interests, Mortgagor agrees to pay and to hold Bank harmless for all liabilities, costs and expenses paid or incurred by Bank in such action or proceedings.

23. WAIVER BY MORTGAGOR. To the extent not specifically prohibited by law, Mortgagor hereby waives and releases any and all rights and remedies Mortgagor may now have or acquire in the future relating to:

          A.   homestead;

          B.   exemptions as to the Property;

          C.   redemption;

          D.   appraisement;

          E.   marshalling of lions and assets; and

          F.   statutes of limitations.

     Mortgagor acknowledges that the Property is not used for either residential or agricultural purposes.

     In addition, redemption by Mortgagor after foreclosure sale is expressly waived to the extent not prohibited by law.

24. BANK MAY PAY. If Mortgagor falls to pay when due any of the items it is obligated to pay or fails to perform when obligated to perform, Bank may, at its option:

          A. pay, when due, installments of principal, interest or other obligations, in accordance with the terms of any mortgage senior to that of Bank's lien interest;

          B. pay, when due, installments of any real estate tax imposed on the Property; or

          C. pay or perform any other obligation relating to the Property which affects, at Bank's sole discretion, the interest of Bank in the Property.

     Mortgagor agrees to Indemnify Bank and hold Bank harmless for all the amounts so paid and for Bank's costs and expenses.

     Such payments when made by Bank shall be added to the principal balance of the Obligations and shall bear interest at the rate provided for by the Note as of the date of such payment. Such payments shall be a part of this lien and shall be secured by this Mortgage, having the benefit of the lien and its priority. Mortgagor agrees to pay and to reimburse Bank for all such payments.


25. WAIVER OF JURY TRIAL. To the extent permitted by law, Mortgagor and Bank hereby waive the rights which the party may have, to a trial by jury in respect to any litigation arising from the Obligations, or any other agreement executed in conjunction with this Loan. Mortgagor and Bank each acknowledge that this paragraph has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

26.  GENERAL PROVISIONS.

          A. TIME IS OF THE ESSENCE. Time is of the essence in Mortgagor's performance of all duties and obligations imposed by this Mortgage.

          B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Mortgagor's strict performance of any provisions contained in this Mortgage, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank. The acceptance by Bank of any sum in payment or partial payment on the Obligations after the balance is due or is accelerated or after foreclosure proceedings are filed shall not constitute a waiver of Bank's right to require full and complete cure of any existing default for which such actions by Bank were taken or its right to require prompt payment when due of all other remaining sums due under the Obligations, nor will it cure or waive any default not completely cured or any other defaults, or operate as a defense to any foreclosure proceedings or deprive Bank of any rights, remedies and privileges due Bank under the Note, this Mortgage, other loan documents, the law or equity.

          C. AMENDMENT. The provisions contained in this Mortgage may not be amended, except through a written amendment which is signed by Mortgagor and Bank.

          D. INTEGRATION CLAUSE. This written Mortgage and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

          E. FURTHER ASSURANCES. Mortgagor agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.

          F. GOVERNING LAW. This Mortgage shall be governed by the laws of the State of KANSAS, provided that such laws are not otherwise preempted by federal laws and regulations.

          G. FORUM AND VENUE. In the event of litigation pertaining to this Mortgage, the exclusive forum, venue and place of jurisdiction shall be in the State of KANSAS, unless otherwise designated in writing by Bank or otherwise required by law.

          H. SUCCESSORS. This Mortgage shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Mortgagor may not assign, transfer or delegate any of the rights or obligations under this Mortgage.

          I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

          J. DEFINITIONS. The terms used in this Mortgage, it not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Mortgage.

          K.   PARAGRAPH  HEADINGS.   The  headings  at  the  beginning  of  any
               paragraph, or any subparagraph, in this Mortgage are for convenience only and shall not be dispositive in interpreting or construing this Mortgage.

          L. IF HELD UNENFORCEABLE. If any provision of this Mortgage shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Mortgage.

          M. CHANGE IN APPLICATION. Mortgagor will notify Bank in writing prior to any change in Mortgagor's name, address, or other application Information.

          N. NOTICE. All notices under this Mortgage must be in writing. Any notice given by Bank to Mortgagor hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Mortgagor at the address indicated below Mortgagor's name on page one of this Mortgage. Any notice given by Mortgagor to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Mortgage. Such addresses may be changed by written notice to the other party.

          O. FILING AS FINANCING STATEMENT. Mortgagor agrees and acknowledges that this Mortgage also suffices as a financing statement and as such, may be filed of record as a financing statement for purposes of Article 9 of the KANSAS Uniform Commercial Code. A carbon, photographic or other reproduction of this Mortgage is sufficient as a financing statement.

27. ACKNOWLEDGMENT. By the signature(s) below, Mortgagor acknowledges that this Mortgage has been read and agreed to and that a copy of this Mortgage has been received by the Mortgagor.


          MORTGAGOR:

          AFI MORTGAGE CORP. F/K/A CONTINENTAL MORTGAGE a Nebraska corporation

                                                       (Corporate Seal*)

               By:  _______________________________________
                      WILLIAM B. MORRIS,
                      SR. VICE PRESIDENT

                    _______________________________________
                      Attest

          (*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)




     STATE OF             )
                          )    ss:
     COUNTY OF            )

      This instrument was acknowledged before me on _____________________, 19___ by WILLIAM E. MORRIS, SENIOR VICE PRESIDENT OF AFI MORTGAGE CORP. F/K/A Continental Mortgage, a NEBRASKA corporation , on behalf of said corporation.

                                          ______________________________________
                                               NOTARY PUBLIC
My appointment expires:

_______________________


Please return this document after recording to CITIZENS NATIONAL BANK OF FORT SCOTT, 200 South Main, P.O. Box 899, Fort Scott, Kansas 66701.

THIS IS THE LAST PAGE OF A 5 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

--------------------------------------------------------------------------------
LOAN NO. LOAN NAME  ACCOUNT NO. NOTE DATE  RATE   NOTE AMOUNT  MATURITY INITIALS
 12784   ADVANCED               04/01/98   11.75% $725,163.73  10/01/98 JRS

                           (For Bank Purposes Only-AC)
--------------------------------------------------------------------------------

                                 PROMISSORY NOTE
                               (Business Purpose)
                             CITIZENS NATIONAL BANK

--------------------------------------------------------------------------------


1. DATE AND PARTIES. The date of this Promissory Note (Note) is April 1, 1998. This Note evidences a loan which includes all extensions, renewals, modifications and substitutions (Loan). The patties to this Note and Loan are:

      BORROWER:
          ADVANCED FINANCIAL, INC.
           a Delaware corporation
           5425 Martindale Street
           Shawnee, Kansas 66203
           Tax I.D. # 48-1069416
          AFI MORTGAGE CORP.  F/K/A CONTINENTAL MORTGAGE, INC.
           a Nebraska corporation
           5425 Martindale
           Shawnee, KS 66218
           Tax I.D. #  47-0643940

      BANK:
          CITIZENS NATIONAL BANK
           a national banking association
           7900 Quivera
           Lenexa, Kansas 66215
           Tax I.D. #  48-0168914
           Branch No. 012

2. PROMISE TO PAY. For value received, Borrower promises to pay to Bank's order at its office at the above address, or such other place as Bank may designate, the sum of $725,163.73 (Principal) plus interest from April 1, 1998, on the unpaid principal balance at the late of 11.75% per annum (Contract Rate) until this Note matures or the obligation is accelerated. After maturity or acceleration, the unpaid balance shall bear interest at the rate of 16.75% per annum, or if less, the maximum allowable rate permitted by law, until this Note is paid in full. The Loan and this Note are limited to the maximum lawful amount of interest (Maximum Lawful Interest) permitted under federal and state laws. If the interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding, unless otherwise required by law. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower according to the actuarial method. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

      Principal and accrued interest are due and payable in 5 equal monthly payments of $8,812.01 on the 1st day of each month, beginning May 1, 1998, or the day following if the payment day is a holiday or is a non-business day for Bank. Unless paid prior to maturity, the last scheduled payment plus all other unpaid principal, accrued interest, costs and expenses are due and payable on October 1, 1996, which is the date of maturity. These payment amounts are based upon timely payment of each installment. All amounts shall be paid in legal U.S. currency. Any payment made with a check will constitute payment only when collected.

3. EFFECT OF PREPAYMENT. Borrower may prepay this Loan in full, subject to any prepayment penalty or minimum charge as agreed to below. However, no partial prepayment shall excuse or defer Borrower's subsequent payments or entitle Borrower to a release of any collateral. Interest will cease to accrue on the amounts prepaid on the day actually credited by Bank.

4. RIGHT TO PREPAY. Borrower may prepay this Note in whole or in part, without penalty.

5. LATE CHARGE. Borrower agrees to pay Bank a late charge equal to 5% of the unpaid installment or $25.00, whichever is less, it payment is not made in full on or before 10 days after the scheduled due date.

6. RETURNED CHECK CHARGE. To the extent not prohibited by law, Borrower agrees to pay Bank $10.00 for each check presented for payment and dishonored because of insufficient funds or no account. This charge will be assessed 14 days after the date of million demand.

7. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

      A. Failure by any party obligated on this Note or any other obligations Borrower has with Bank to make payment where due; or

      B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantee under any of the terms of this Note, any construction loan agreement or other loan agreement, any Security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations Borrower has with Bank; or

     C.   The   making  or   furnishing   of  any   verbal  or   written
          representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or

     D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or

     E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or

      F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantee, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or

      G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or

      H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs any collateral or repayment of the Obligations; or

      I.   A transfer of a substantial part of Borrower's money or property.

8. REMEDIES ON DEFAULT. On or after the occurrence of an Event of Default, at the option on Bank, all or any part of the Principal and accrued interest on this Note, the Loan and all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies provided by law, equity, this Note, any mortgage, deed of trust or similar instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of Borrower to Bank. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Note. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again. In addition to the remedies provided by law upon default, Bank also has the right of set-off against this Note, including but without limiting the generality, all money owed by Bank to Borrower, whether or not due.

9. COLLECTION COSTS. In the event of default and to the extent not prohibited by law, Borrower agrees to pay reasonable costs incurred to collect this debt or realize on the security. This includes without limitation, collection agency fees or attorneys' fees, but not both, and other legal costs and expenses incurred by Bank in exercising any remedy under this Loan or under the law. Any such fees and expenses shall be added to the principal amount of this Note and shall accrue interest at the same rate as this Note and shall be secured by the Collateral and Property.

10. NO DUTY BY BANK. Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral.

      or purposes of this paragraph, Bank shall only be considered to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in "constructive" possession the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

11. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:

      A. waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

      B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.

      C. consent to Bank's release of any borrower, endorser, guarantee, surety, accommodation maker or any other co-signer.

     D.   consent to the release, substitution or impairment of any collateral.

     E. consent that Borrower, or any Borrower herein, is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

     F. consent to Bank's right of set-off as well as any right of set-off of any bank participating in the Loan.

     G. consent to any and all sales, repurchases and participations of this Note to any person in any amounts and waive notice of such sales, repurchases or participations of this Note.

12. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):

                                   Real Estate
      The real property portion of the Collateral includes the following described property (Property) situated in JOHNSON County, KANSAS, to-wit:

           Lot 1, Block 2, MILLWOOD BUSINESS PARK FIRST PLAT, a subdivision in the city of Shawnee, Johnson County, Kansas.

           The Property may be commonly referred to as 5425
           Martindale, Shawnee, Kansas

      The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or Owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

      This Note is secured by the following described real estate documents: (1) REAL ESTATE MORTGAGE EXECUTED BY AFI MORTGAGE CORP., F/K/A CONTINENTAL MORTGAGE ON FEBRUARY 3, 1997 FOR $739,031.00 AND RECORDED IN THE REGISTER OF DEEDS FOR JOHNSON COUNTY ON FEBRUARY 14, 1997 AS DOCUMENT #2677207, IN BOOK 5109, AT PAGE 99. (2) SUBORDINATION AGREEMENT EXECUTED BY FIRST MORTGAGE DIVESTMENT, CO. ON FEBRUARY 3, 1997 SUBORDINATING THEIR FIRST MORTGAGE THAT WAS RECORDED IN THE REGISTER OF DEEDS FOR JOHNSON COUNTY ON APRIL 10, 1996 AS DOCUMENT #2585617 IN BOOK 4846 AT PAGE 23 TO CITIZENS NATIONAL BANK.

13. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to costs, then to interest and the balance, it any, to Principal except as otherwise required by law.

14. LOAN PURPOSE. Borrower represents and warrants that the purpose of this Loan is renewal of Note #12558 with an increase which was origin any used refinance mortgage.

15. JOINT AND SEVERAL. Borrower, and any one of them, or any other signers shall be jointly and severally liable under this Note.

16. FINANCIAL STATEMENTS. Until this Note is paid, in full, Borrower shall furnish Bank upon Bank's request and in the event at no request, at least annually a current financial statement which is certified by Borrower and Borrower's accountant to be true, complete and accurate.
17.

GENERAL PROVISIONS.

     A.   TIME  IS  OF  THE  ESSENCE. Time  is  of  the  essence  in Borrower's performance of all duties and obligations imposed by this Note.

     B.   NO  WAIVER  BY  BANK.  Bank's  course  of  dealing,   or  Bank's
          forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Note, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

     C. AMENDMENT. The provisions contained in this Note may not be amended, except through a written amendment which is signed by Borrower and Bank.

     D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties is to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure this Note or confirm any lien.

     F. GOVERNING LAW. This Note shall be governed by the laws of the State of KANSAS, provided that such laws ate not otherwise preempted by federal laws and regulations.

     G. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of KANSAS, unless otherwise designated in writing by Bank or otherwise required by law.

     H.   SUCCESSORS. This Note shall inure to the benefit of and bind the
          heirs,  personal  representatives,   successors  and  assigns  of  the
          parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Note.

     I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the singular, and the use of any gender shall be applicable to all genders.

     J. DEFINITIONS. The terms used in this Note, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Note.

     K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Note are for convenience only and shall not be dispositive in interpreting or construing this Note.

     L. IF HELD UNENFORCEABLE. If any provision of this Note shall be found unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.

     M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.

     N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Note. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Note. Such addresses may be changed by written notice to the other party.

     O. HOLDER. The term "Bank" shall include any transferee and assignee of Bank or other holder of this Note.

     P. BORROWER DEFINED. The term "Borrower" includes each and every person signing this Note as a Borrower and any co-signers.

18. WAIVER OF JURY TRIAL. To the extent permitted by law, Borrower and Bank hereby waive the right, which either party may have, to a trial by jury in respect to any litigation arising from this Note or any other agreement executed in conjunction with this Loan. Borrower and Bank each acknowledge that this paragraph has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

19. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.

          BORROWER:

          ADVANCED FINANCIAL, INC.                  (Corporate Seal*)
          a Delaware corporation


             By:    /s/ William B. Morris
                    _____________________________________
                    WILLIAM B. MORRIS, SR. VICE PRESIDENT

                    _______________________________________
                    Attest

          (Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

          AFI MORTGAGE CORP. F/K/A CONTINENTAL MORTGAGE, INC.
          a Nebraska corporation


             By:    /s/ William B. Morris
                    ______________________________________
                    WILLIAM B. MORRIS, SR. VICE PRESIDENT


                    ______________________________________
                    Attest

          (Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)



          THIS IS THE LAST PAGE OF A 3 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

--------------------------------------------------------------------------------
LOAN NO. LOAN NAME  ACCOUNT NO. NOTE DATE  RATE   NOTE AMOUNT  MATURITY INITIALS
12586    ADVANCED               02/03/98   11.75% $739,031.00  03/29/98 JRS
         FINANCIAL


                           (For Bank Purposes Only-AC)
--------------------------------------------------------------------------------

                                 PROMISSORY NOTE
                               (Business Purpose)
                      CITIZENS NATIONAL BANK OF FORT SCOTT

--------------------------------------------------------------------------------


1. DATE AND PARTIES. The date of this Promissory Note (Note) is February 3, 1997. This Note evidences a loan which includes all extensions, renewals, modifications and substitutions (Loan). The parties to this Note and Loan are:

      BORROWER:
          ADVANCED FINANCIAL, INC.
           a DELAWARE corporation
           5425 MARTINDALE STREET
           SHAWNEE, KANSAS 66203
          AFI MORTGAGE CORP. F/K/A CONTINENTAL MORTGAGE a NEBRASKA corporation
           5425 MARTINDALE
           SHAWNEE, KS 66218

      BANK:
          CITIZENS NATIONAL BANK OF FORT SCOTT
           a national banking association
           200 South Main
           P.O. Bxo 899
           Fort Scott, Kansas 66701

2. PROMISE TO PAY.For value received, Borrower promises to pay to Bank's order at its office at the above address, or such other place as Bank may designate, the sum of $739,031.00 (Principal) plus interest from February 3, 1997, on the unpaid principal balance at the rate of 11.75% per annum (Contract Rate) until this Note matures or the obligation is accelerated. After maturity or acceleration, the unpaid balance shall continue to bear interest at the Contract Rate until this Note is paid in full. The Loan and this Note are limited to the maximum lawful amount of interest (Maximum Lawful Interest) permitted under federal and state laws. If the interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding, unless otherwise required by law. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower according to the actuarial method. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

     A. BORROWER AGREES TO MAKE THIRTEEN (13) MONTHLY PRINCIPAL AND INTEREST PAYMENTS OF $8,812.01 BEGINNING FEBRUARY 28, 1997. ALL OTHER UNPAID RINCIPAL AND ACCRUED INTEREST SHALL BE DUE IN FULL ON MARCH 28, 1998, WHICH IS THE DATE OF MATURITY. ALL AMOUNTS SHALL BE PAID IN U.S. CURRENCY. ANY PAYMENT MADE WITH A CHECK WILL CONSTITUTE PAYMENT ONLY WHEN COLLECTED.

3. EFFECT OF PREPAYMENT. Borrower may prepay this Loan in full, subject to any prepayment penalty or minimum charge as agreed to below. However, no partial prepayment shall excuse or defer Borrower's subsequent payments or entitle Borrower to a release of any collateral. Interest will cease to accrue on the amounts prepaid on the day actually credited by Bank.

4. RIGHT TO PREPAY. Borrower may prepay this Note in whole or in part, without penalty.

5. LATE CHARGE. Borrower agrees to pay Bank a late charge equal to 5% of the unpaid installment or $25.00, whichever is less, if payment is not made in full on or before 10 days after the scheduled due date.

6. RETURNED CHECK CHARGE. To the extent not prohibited by law, Borrower agrees to pay Bank $10.00 for each check presented for payment and dishonored because of insufficient funds or no account. This charge will be assessed 14 days after the date of million demand.

7. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

     A. Failure by any party obligated on this Note or any other obligations Borrower has with Bank to make payment where due; or

     B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Note, any construction loan agreement or other loan agreement, any Security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations Borrower has with Bank; or

     C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or

     D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or

     E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or

     F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantee, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or

     G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or

     H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs any collateral or repayment of the Obligations; or

     I.   A transfer of a substantial part of Borrower's money or property.

8. LOAN FEE. Borrower has agreed to pay Bank a non-refundable loan fee of $10,875.00, which will either be paid in cash upon execution of this Note, or be financed as a portion of the Principal

9. REMEDIES ON DEFAULT. On or after the occurrence of an Event of Default, at the option on Bank, all or any part of the Principal and accrued interest on this Note, the Loan and all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies provided by law, equity, this Note, any mortgage, deed of trust or similar instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of Borrower to Bank. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Note. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again. In addition to the remedies provided by law upon default, Bank also has the right of set-off against this Note, including but without limiting the generality, all money owed by Bank to Borrower, whether or not due.

10. COLLECTION COSTS. In the event of default and to the extent not prohibited by law, Borrower agrees to pay reasonable costs incurred to collect this debt or realize on the security. This includes without limitation, collection agency fees or attorneys' fees, but not both, and other legal costs and expenses incurred by Bank in exercising any remedy under this Loan or under the law. Any such fees and expenses shall be added to the principal amount of this Note and shall accrue interest at the same rate as this Note and shall be secured by the Collateral and Property.

11. NO DUTY BY BANK.Bank is under no duty to preserve or protect any Collateral.

     until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be considered to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in "constructive" possession the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

12. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:

     A.   waive   protest,   presentment   for   payment,   demand,   notice  of
          acceleration, notice of intent to accelerate and notice of dishonor.

     B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.

     C. consent to Bank's release of any borrower, endorser, guarantee, surety, accommodation maker or any other co-signer.

     D.   consent to the release, substitution or impairment of any collateral.

     E. consent that Borrower, or any Borrower herein, is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

     F. consent to Bank's right of set-off as well as any right of set-off of any bank participating in the Loan.

     G. consent to any and all sales, repurchases and participations of this Note to any person in any amounts and waive notice of such sales, repurchases or participations of this Note.

13. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):

                                   Real Estate
      The real property portion of the Collateral includes the following described property (Property) situated in JOHNSON County, KANSAS, to-wit:

           Lot 1, Block 2, MILLWOOD BUSINESS PARK FIRST PLAT, A
           SUBDIVISION IN THE CITY OF SHAWNEE, JOHNSON COUNTY,
           KANSAS.

           The Property may be commonly referred to as 5425
           MARTINDALE, SHAWNEE, KANSAS

      The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or Owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

      This Note is secured by the following described real estate documents: A SEPARATE REAL ESTATE MORTGAGE DATED FEBRUARY 3, 1997.

14. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to costs and then in an appropriate manner as determined by Bank in its sole discretion except as otherwise required by law.

15. LOAN PURPOSE. Borrower represents and warrants that the proceeds of this Note shall only be used for business purposes.

16. JOINT AND SEVERAL. Borrower, and any one of them, or any other signers shall be jointly and severally liable under this Note.

17. FINANCIAL STATEMENTS. Until this Note is paid, in full, Borrower shall furnish Bank upon Bank's request and in the event at no request, at least annually a current financial statement which is certified by Borrower and Borrower's accountant to be true, complete and accurate.

18.   GENERAL PROVISIONS.

      A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note.

      B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Note, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

     C. AMENDMENT. The provisions contained in this Note may not be amended, except through a written mendment which is signed by Borrower and Bank.

     D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any Information, and to execute, acknowledge, deliver and record or file such further Instruments or documents as may be required by Bank to secure this Note or confirm any lion.

     F. GOVERNING LAW. This Note shall be governed by the laws of the State of KANSAS, provided that such laws are not otherwise preempted by federal laws and regulations.

`    G.   FORUM AND VENUE.  In the event of litigation  pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of KANSAS, unless otherwise designated in writing by Bank or otherwise required by law.

     H. SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Note.

     I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     J. DEFINITIONS. The terms used in this Note, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Note.

     K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Note are for convenience only and shall not be dispositive in interpreting or construing this Note.

     L. IF HELD UNENFORCEABLE. If any provision of this Note shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.

     M.   CHANGE IN  APPLICATION.  Borrower will notify Bank in writing prior to
          any  change  in  Borrower's  name,  address,   or.  other  application
          information.

     N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Note. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Note. Such addresses may be changed by written notice to the other party.

     O. HOLDER. The term "Bank" shall include any transferee and assignee of Bank or other holder of this Note.

     P. BORROWER DEFINED. The term "Borrower" includes each and every person signing this Note as a Borrower and any co-signers,

19. WAIVER OF JURY TRIAL. To the extent permitted by law, Borrower and Bank hereby waive the right, which either party may have, to a trial by jury in respect to any litigation arising from this Note or any other agreement executed in conjunction with this Loan. Borrower and Bank each acknowledge that this paragraph has either been brought to the attention of each party's legal counsel or that each party had the opportunity to do so.

20. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.


          BORROWER:

          ADVANCED FINANCIAL, INC.                  (Corporate Seal*)
          a NEBRASKA corporation


             By: /s/ William B. Morris
                 ____________________________________
                 WILLIAM B. MORRIS, SR. VICE PRESIDENT


                Attest


          (Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


          AFI MORTGAGE CORP. F/K/A CONTINENTAL MORTGAGE, INC.
          a Nebraska corporation


             By: /s/ William B. Morris
                 _____________________________________
                 WILLIAM B. MORRIS, SR. VICE PRESIDENT


                Attest

          (Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

          THIS IS THE LAST PAGE OF A 3 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.